Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with this Quarterly report on Form 10-Q (the “Report”) of Stellus Private Credit BDC (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, W. Todd Huskinson, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
/s/ W. Todd Huskinson
Name:	W. Todd Huskinson
Date:	August 12, 2026